MANAGEMENT SERVICES AGREEMENT


This Agreement is made by and between ReliaStar Life Insurance Company of New York ("RLNY"), an insurance company organized and existing under the laws of New York, and ReliaStar Life Insurance Company ("ReliaStar Life"), an insurance company organized and existing under the laws of the State of Minnesota.

WHEREAS, RLNY and ReliaStar Life are affiliates under the common control of ReliaStar Financial Corp. pursuant to the insurance laws of the State of New York;

WHEREAS, RLNY and ReliaStar Life each possess distinct expertise in certain administrative, management, professional, advisory, consulting and other aspects of their respective insurance businesses ("Services");

WHEREAS, RLNY desires to perform certain Services on behalf of ReliaStar Life, and ReliaStar Life desires to perform certain Services on behalf of RLNY;

WHEREAS, RLNY and ReliaStar Life contemplate that such an arrangement will achieve operating economies, synergies and expense savings, and improve services to the benefit of both the insureds of RLNY and ReliaStar Life; and

WHEREAS, RLNY and ReliaStar Life wish to identify the respective Services to be provided to one another and to provide a method for identifying the charges to be assessed and the compensation to be paid for such Services so provided (as described with particularity in Attachments A, B and C hereto), and to assure that all charges for the Services are reasonable and in accordance with the applicable laws and regulations of the states where each company is domiciled.

THEREFORE, it is agreed as follows:

1. PERFORMANCE OF SERVICES. All services described in Attachments A and B and the respective exhibits thereto shall be provided as requested from time to time. After receiving a request by the requesting party ("Requesting Party"), the other party (the "Providing Party") shall undertake and provide the Services requested.

2. CONTROL TO REMAIN WITH REQUESTING PARTY. All Services to be performed hereunder shall ultimately be the responsibility of the Requesting Party. In no event shall such Services involve control of the management of the business and affairs of the Requesting Party. In the event any Services provided hereunder require the exercise of judgment by the Providing Party, it will perform such Services in accordance with written standards and guidelines developed by the Requesting Party. RLNY will maintain at its Home Office in the State of New York qualified personnel, including an officer, knowledgeable of and responsible for the functions which will be performed by ReliaStar Life. RLNY's officers and directors shall, in accordance with New York Insurance Law Section 1507, retain all obligations and liabilities to which they are otherwise subject by law and shall ensure that RLNY maintains a separate operating identity consistent with Chapter 28 of the New York Insurance Law.

3. COSTS. Services performed hereunder shall be performed in accordance with the methodology for determining costs set forth in Attachment C.


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4.   BILLING.  The Providing Party shall present a bill to the Requesting  Party detailing the costs with supporting documentation of the amount owed for Services performed during the preceding calendar month on or before the
     15th day following the end of the month and payment will be due ten (10) days thereafter. The Providing Party shall be responsible for maintaining
     full  and  accurate   accounting  records  of  all  Services  rendered  and
     facilities used pursuant to this Agreement and such additional information as the Requesting Party may reasonably request for purposes of its internal bookkeeping and accounting operations. The Providing Party shall keep such accounting records, insofar as they pertain to the computation of charges hereunder, available for audit, inspection and copying by the Requesting Party or any governmental agency having jurisdiction over the Requesting Party during all reasonable business hours.

5. RIGHT TO AUDIT. The Requesting Party shall have the right at any reasonable time to make an audit of the Services rendered and the amounts charged by the Providing Party performing Services hereunder.

6. EFFECTIVE DATE OF AGREEMENT. This Agreement shall be effective as of June 1, 1999, and it shall replace, as of that date, any and all administrative or management services agreements then in effect between the parties for the Services covered by this Agreement.

7. TERM OF AGREEMENT. The term of this Agreement shall be one year from the effective date hereof and shall automatically be renewed for one year periods thereafter.

8. TERMINATION OF AGREEMENT. Either party may terminate this Agreement by providing written notice to that effect addressed to the other party. Any Services provided following the date of written notice of termination which by their nature continue after such termination shall be provided under the same terms and conditions which prevailed at the time of such notice.

9. BOOKS AND RECORDS. All books, records, and files established and maintained by the Providing Party by reason of its performance under this Agreement which, absent this Agreement, would have been held by the Requesting Party, shall be deemed the property of the Requesting Party, and shall be subject to examination by the Requesting Party and persons authorized by it at all times. All such books, records and files shall be promptly transferred to the Requesting Party upon termination of this Agreement at the expense of the Providing Party. All books, records and files shall be maintained in compliance with New York Regulation 152.

10. LICENSING AND AUTHORITY. The parties represent that they will obtain and maintain all such licenses, permits, authorizations or approvals as are necessary for each party to perform its obligations under this Agreement.

11. COMPLIANCE WITH LAWS. The Providing Party represents that it will observe all laws and regulations applicable to the Requesting Party in connection with the rendering of Services.

12. ASSIGNMENT. This Agreement and any rights pursuant hereto shall not be assignable by either party hereto without the other party's prior written consent. Except as, and to the extent, specifically provided in this Agreement, nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto, or their respective legal successors, any rights, remedies, obligations or liabilities, or to relieve any person other than the parties hereto, or their respective legal successors, from any obligations or liabilities that would otherwise be applicable. The covenants and agreements contained in this Agreement shall be binding upon, extend to and inure to the benefit of the parties hereto, and each of their successors and assigns respectively.


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


13. GOVERNING LAW. This Agreement is made pursuant to and shall be governed by, interpreted under, and the rights of the parties determined in accordance with, the laws of the state of New York.

14. DISPUTE RESOLUTION. Any unresolved difference of opinion between the parties arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association and the Expedited Procedures thereof, and judgment upon the award rendered by the Arbitrator may be entered in any Court having jurisdiction thereof. The arbitration shall take place in the State of New York and the arbitrator(s) shall be unaffiliated with the parties hereto. The costs of any such arbitration shall be split equally among the parties.

15. INDEMNIFICATION. RLNY and ReliaStar Life each agree to indemnify and hold each other harmless against all civil liability or regulatory penalties, including attorneys' fees and costs of investigation and defense incident thereto, arising as a result of its respective errors, omissions, negligence, misrepresentation, fault or wrongful action, or that of its respective affiliates, agents, officers, directors or employees, including but not limited to, failure to comply with any applicable federal or state law or regulation, in the performance of any obligations hereunder.

16. ENTIRE AGREEMENT. This Agreement and the Attachments hereto, together with such amendments as may from time to time be expected in writing by the parties, constitute the entire agreement between the parties in respect to the transactions contemplated hereby and supersedes all prior agreements, arrangements an understandings related to the subject matter hereof.

17. CONFLICT. In the event of a conflict between provisions of this Agreement and any Attachments hereto, the terms of the Agreement shall govern.


         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of this 1st day of June, 1999.


RELIASTAR LIFE INSURANCE                RELIASTAR LIFE INSURANCE COMPANY
 COMPANY OF NEW YORK


By: James R. Gelder, President & CEO    By: Robert C. Salipante, President & COO

Its:  /s/James R. Gelder                Its:  /s/ Robert C. Salipante
     --------------------------------        -----------------------------------


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



                                  ATTACHMENT A

          SERVICES TO BE PERFORMED BY RELIASTAR LIFE INSURANCE COMPANY


For purposes of this Attachment A, the following predecessor corporations to ReliaStar Life Insurance Company of New York ("RLNY") shall be referred to collectively as the "Predecessor Company":

                  Bankers Security Life Insurance Society

                  Lincoln Security Life Insurance Company

                  North Atlantic Life Insurance Company

                  ReliaStar Bankers Security Life Insurance Company


ReliaStar Life Insurance Company ("ReliaStar Life") will perform the services described in this Attachment A and Exhibits A-1 through A-13, attached hereto and made a part hereof, for RLNY for the following products marketed on an individual basis or on a group basis (hereinafter collectively referred to as the "Products"):


     General account individual life and health insurance and annuity products issued by RLNY or any Predecessor Company.

     Separate account individual life insurance and annuity products issued by RLNY or any Predecessor Company.

     Group life and health insurance products issued by RLNY or any Predecessor Company.

     Separate account and general account group annuities issued by RLNY or any Predecessor Company.

EXHIBITS




                  A-1. UNDERWRITING AND NEW BUSINESS PROCESSING SERVICES

                  A-2. LICENSING AND CONTRACTING SERVICES

                  A-3. POLICYOWNER AND CLAIMS PROCESSING SERVICES

                  A-4. FINANCIAL MANAGEMENT SERVICES

                  A-5. REINSURANCE MANAGEMENT AND ADMINISTRATION SERVICES

                  A-6. ACTUARIAL SERVICES

                  A-7. INFORMATION SERVICES

                  A-8. LEGAL, RISK MANAGEMENT AND COMPLIANCE SERVICES

                  A-9. PRINTING, RECORD, FILE, MAIL AND SUPPLY SERVICES

                  A-10. HUMAN RESOURCE SERVICES

                  A-11. SALES PROMOTION AND MARKETING SERVICES

                  A-12. TAX SERVICES

                  A-13. GENERAL CORPORATE SERVICES




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             A-1. UNDERWRITING AND NEW BUSINESS PROCESSING SERVICES

ReliaStar Life will provide the following Underwriting and New Business Processing Services to RLNY with regard to the Products:

1.       Underwriting and risk consulting services.

2.       Analysis of underwriting standards.

3. Assistance and advice in the development of appropriate underwriting standards in accordance with all laws and regulations of each state.

4.       Perform underwriting if requested.

5.       Review   individual   applications  for  conformity  with  underwriting
         criteria.

6.       Medical and/or technical support and advice related to underwriting.

7. Make underwriting judgments as necessary for rating classification purposes.

8. Approve for issue all individual applications which meet underwriting criteria.

9. Process all approved applications, and issue and deliver policies to policyholders.

10.      Maintain Compliance with New York Regulation 60.




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



                     A-2. LICENSING AND CONTRACTING SERVICES

ReliaStar Life will provide the following Licensing and Contracting Services to RLNY with regard to the Products:

1. Assist with pre-appointment investigations of producers and producer practices.

2. Administer producer licenses, contracts, and compensation and maintain a computer database for license and contract status.

                 A-3. POLICYOWNER AND CLAIMS PROCESSING SERVICES

ReliaStar Life will provide the following Policyowner and Claims Processing Services to RLNY for the Products:

1.       Bill policyholders.

2.       Collect premiums.

3.       Respond to customer inquiries by phone or letter.

4.       Administer policy changes.

5.       Administration and support services for claims.

6. Process claims and/or render legal, medical or technical support and advise RLNY relating to the processing, settlement and payment of claims.

7.       Surrender, lapse and maturity processing.

8.       Distribute benefits.

9.       Maintain compliance with New York Registration 60.

                       A-4. FINANCIAL MANAGEMENT SERVICES

ReliaStar  Life shall provide the  following  Financial  Management  Services to
RLNY:

1.       Consultation  and  technical  assistance  in all  matters  relating  to
         corporate   financing,   cash   management,   financial   analysis  and
         specialized financial systems and programming.

2. Investment accounting services, including documentation and updating of electronic data processing records for investment transactions such as investment income, realized gain/loss, carrying value and acquisition/disposal of each investment, recording financial activity in existing investments and compliance reporting.

3.       Consultation  and  technical  assistance in  coordinating  the external
         audit  process,   including  negotiating  and  paying  audit  fees  and
         communicating audit recommendations to management.

4. Management reporting services, both with respect to internal and external reports, including coordination of the annual planning process, consolidation of monthly operation results, management and policyholder information reports (e.g., annual reports), maintenance of reporting systems and provision of cost account reports and services.

5.       Premium accounting.

6.       Assisting in the development of budgets and business plans.

7. Preparation of books of account including general ledgers, transaction ledgers and trial balances which will be reviewed for accuracy by officers of RLNY.

8. Preparation of financial statements and reports, including annual, quarterly and monthly financial statements on both a statutory and GAAP basis.

9. Preparation and dissemination of filings with regulatory entities and rating agencies.

10.      Development of financial models.

11.      Advisory services with respect to RLNY capital and surplus.

12.      Arrangement for one or more lockboxes.

13. Enter data regarding customer records information related to premium or annuity considerations sent to lockboxes, provided that RLNY will verify that all such information is accurate and properly reflected.

14. Arrangement of bank accounts in the name and control of RLNY, and processing receipts and disbursements subject to the direction and control of RLNY.

15.      Commission   accounting,   including  calculation  of  commissions  and
         generation and delivery of checks.

ReliaStar Life will provide for RLNY at RLNY's principal office in Woodbury, NY computer access to RLNY reports from the general ledger and general ledger financial statement reporting system (collectively, the "Ledger Reports") used by ReliaStar Life for RLNY pursuant to this Agreement. Such computer access at RLNY's principal office to the Ledger Reports shall be equivalent to the access to the Ledger Reports which is available to ReliaStar Life at its home office in Minneapolis, Minnesota. ReliaStar Life will maintain format integrity and compatibility of such Ledger Reports to ensure that they are current and accessible. ReliaStar Life shall verify that all accounting transactions kept by ReliaStar Life on behalf of RLNY are accurately prepared and reflected in the Ledger Reports. This shall be accomplished by ReliaStar Life through reconciliations of bank and other accounting records and by review of general ledgers.

             A-5. REINSURANCE MANAGEMENT AND ADMINISTRATION SERVICES

ReliaStar   Life  will  provide  the  following   Reinsurance   Management   and
Administration Services to RLNY:

1.       Reinsurance   retrocession  consulting  services  and  supervisory  and
         clerical support to process business, and coverage under retrocession contracts purchased to cover ReliaStar Life and its subsidiaries.

2.       Advice with respect to reinsurance retention limits.

3. Advice and support with respect to the negotiation of reinsurance treaties.

4. Advice and support with respect to the management of reinsurer relationships.

                             A-6. ACTUARIAL SERVICES

ReliaStar Life will provide the following Actuarial Services to RLNY:

1. Actuarial services, including clerical, technical and product actuarial support and product development support. The above functions will be performed to provide actuarial support relative to the operations of RLNY and to assist in the consolidation of the actuarial certification, including valuations and cash flow testing, for RLNY.

2. Prepare actuarial reports, opinions and memoranda and assist with asset/liability management and cash flow testing.

3.       Conduct product experience studies.

4.       Prepare reserve calculations and valuations.

5.       Develop new products.

6.       Evaluate product performance versus expectations.

                            A-7. INFORMATION SERVICES

ReliaStar Life will provide the following Information Services to RLNY:

1. Professional, technical, supervisory, programming and clerical support for information services.

2. Informational and computer services provided by ReliaStar Life may be in the nature of applications and programming support, enhancing existing systems, helping to install new systems and centralized computer systems.

3.       Develop data processing systems strategy.

4.       Implement systems strategy.

5.       Program computers.

6. Provide data center services, including maintenance and support of mainframe and distribution process hardware and software.

7.       Standard  systems  for  product   administration,   accounts   payable,
         accounting and financial reporting, human resource management and inventory control.

8.       Manage voice communication systems.

9.       Manage data communications.

10. Manage local area network, e-mail and other desktop software and systems.

11. Provide data security. ReliaStar Life shall maintain an effective disaster recovery program to recover RLNY's data in the event of the loss of the physical data center.

12.      Purchase hardware, software and supplies.

Upon termination of this Agreement, and subject to the terms (including any limitations and restrictions) of any applicable software or hardware licensing agreement then in effect between ReliaStar Life and any licensor, ReliaStar Life shall grant to RLNY a license for any software developed or used by ReliaStar Life in connection with the services provided to RLNY hereunder; provided, however, that such software is not commercially available, and is necessary, in RLNY's reasonable judgement, for RLNY's performance of the functions which have been provided by ReliaStar Life hereunder.




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               A-8. LEGAL, RISK MANAGEMENT AND COMPLIANCE SERVICES

ReliaStar Life will provide the following Legal, Risk Management and Compliance Services to RLNY:

1. ReliaStar Life's Law Division, under the direction of ReliaStar Life's Senior Vice President and General Counsel, will provide to RLNY or its counsel, advice and assistance in any matter of law, corporate governance and governmental relations, including advisory and consulting services, in connection with maintenance of corporate existence, licenses, dealings with regulatory agencies, acquisitions, sale of assets, development of products, contracts and legal documents, product approvals, registration and filing of insurance and securities products, handling of claims and matters involving legal controversy, assist with dispute resolution, select, retain and manage outside counsel, and provide other legal services as reasonably required or requested.

2. ReliaStar Life's Risk Manager, or other staff of ReliaStar Life, under the direction of ReliaStar Life's Senior Vice President and General Counsel, will provide to RLNY advice, and assistance in any matter relating to risk management, including RLNY's procurement of fidelity bond insurance, blanket bonds, general liability insurance, property damage insurance, directors' and officers' liability insurance, workmen's compensation, and any other insurance purchased either directly by RLNY or under policies purchased by ReliaStar Life for itself and its subsidiaries.

3. ReliaStar Life's Law Division, under the direction of ReliaStar Life's Senior Vice President and General Counsel, will assist in the development and maintenance of a corporate compliance program and a state insurance fraud reporting program. ReliaStar Life personnel will assist RLNY to maintain appropriate records and systems in connection with RLNY's compliance obligations under applicable New York law and regulations.




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



              A-9. PRINTING, RECORD, FILE, MAIL AND SUPPLY SERVICES

ReliaStar Life will provide the following Printing, Record, File, Mail and Supply Services to RLNY:

1.   Maintain policy files.

2.   Document control.

3.   Produce standard forms.

4.   Distribute standardized forms and other materials.

5.   Arrange for warehouse storage space.

6.   Supply fulfillment.

7.   Mail processing, delivery and shipping.

8.   Participate in national purchase agreements.

9.   Retrieve   and  produce   documents   for  federal  and  state   regulatory
     examinations and for litigation.

10.  Develop and administer a records retention program.






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                         A-10. HUMAN RESOURCES SERVICES

ReliaStar Life will provide the following Human Resources Services to RLNY:

1. Personnel recruiting and support services.

2. Design and implementation of human resources training.

3. Compensation studies and benefits consulting.

4. Support employee communications.

5. Payroll services.

6. Benefits compensation design and administration.

7. Employee relations.









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



                  A-11. SALES PROMOTION AND MARKETING SERVICES

ReliaStar Life will provide the following Sales Promotion and Marketing Services to RLNY with regard to the Products:

1. Prepare sales promotional items, advertising materials and art work, design, text and articles relevant to such work, including clerical, technical and supervisory support and related communications.

2.       Support general communications with producers.

3.       Conduct formal insurance market research.

4.       Develop sales illustrations,  advertising  materials,  and software for
         the  Products  in  compliance  with  all  applicable   state  laws  and
         regulations.

5. Design and implement training programs, including product and industry developments and legal compliance.

6.       Plan producer conferences.

7. Distribute to employees and/or agents underwriting guidelines for the Products, where applicable.

8. Analyze and develop compensation and benefit plans for general agents and agents.







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



                               A-12. TAX SERVICES

ReliaStar Life shall provide RLNY the following Tax Services:

1. Maintenance of tax compliance, including tax return preparation and consolidation, review of separate returns, and financial statement tax provisions.

2.       Management of tax audit and appeals,  including processing  information
         requests,  protest  preparation,   and  participation  in  any  appeals
         conference.

3.       Direction  of  tax  research  and  planning,   including   research  of
         compliance issues for consistency, development of tax strategies for consolidation, and working with new legislative proposals.

4. Administration of tax liens, levies and garnishment of wages of RLNY employees and independent contractors.

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                        A-13. GENERAL CORPORATE SERVICES

ReliaStar Life, through its Chairman, President, Senior Executive Vice President, Senior Vice Presidents, Vice Presidents, General Counsel and Secretary, or through the staff of any of these officers, shall provide the following General Corporate Services to RLNY:

     1. Consultative and advisory services to RLNY's senior executive officers and staff with respect to the conduct of RLNY's business operations and the execution of directives and resolutions of RLNY's Board of Directors pertaining to business operations and functions.

     2. Consultation and participation in RLNY's strategic planning process, including the development of business goals, objectives and policy, the development of operations, administrative and quality programs, and the coordination of such processes, goals, objectives, policy and programs and those of the holding company's systems.

     3. Common and shared management, including executive officers and other senior management.

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                                  ATTACHMENT B

    SERVICES TO BE PERFORMED BY RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

ReliaStar Life Insurance Company of New York ("RLNY") will perform the services described in this Attachment B and Exhibits B-1 through B-5, attached hereto and made a part hereof, as well as other administrative services, for ReliaStar Life Insurance Company ("ReliaStar Life") for the following products (hereinafter collectively referred to as the "ReliaStar Life Products"):

     Group or individual insurance products issued by ReliaStar Life and marketed as payroll deduction products at the worksite.

EXHIBITS




                  B-1. UNDERWRITING AND NEW BUSINESS PROCESSING SERVICES

                  B-2. LICENSING AND CONTRACTING SERVICES

                  B-3. POLICYOWNER AND CLAIMS PROCESSING SERVICES

                  B-4. INFORMATION SERVICES

                  B-5. SALES PROMOTION AND MARKETING SERVICES

             B-1. UNDERWRITING AND NEW BUSINESS PROCESSING SERVICES

RLNY will provide the following Underwriting and New Business Processing Services to ReliaStar Life with regard to the ReliaStar Life Products:

1.       Underwriting and risk consulting services.

2.       Analysis of underwriting standards.

3. Assistance and advice in the development of appropriate underwriting standards in accordance with all laws and regulations of each state.

4.       Perform underwriting if requested.

5.       Review applications for conformity with underwriting criteria.

6.       Medical and/or technical support and advice related to underwriting.

7. Designate as ready for issue all applications that clearly fall within underwriting criteria.

8.       Process all applications and deliver policies to policyholders.

                     B-2. LICENSING AND CONTRACTING SERVICES

RLNY will provide the following Licensing and Contracting Services to ReliaStar Life with regard to the ReliaStar Life Products:

1. Assist with due diligence investigations of producers and producer practices.

2. Administer producer licenses, contracts, and compensation.

                 B-3. POLICYOWNER AND CLAIMS PROCESSING SERVICES

RLNY will provide the following Policyowner and Claims Processing Services for the ReliaStar Life Products to ReliaStar Life with the ReliaStar:

1.       Bill policyholders.

2.       Collect premiums.

3.       Respond to customer inquiries by phone or letter.

4.       Administer policy changes.

5.       Administration and support services for claims.

6. Process claims and/or render legal, medical or technical support and advise ReliaStar Life relating to the processing, settlement and payment of claims.

7.       Surrender, lapse and maturity processing.

8.       Distribute benefits.

                            B-4. INFORMATION SERVICES

RLNY shall provide the following Information Services to ReliaStar Life:

1. Professional, technical, supervisory, programming and clerical support for information services.

2. Informational and computer services provided by RLNY may be in the nature of applications and programming support, enhancing existing systems, helping to install new systems and centralized computer systems.

3.       Develop data processing systems strategy.

4.       Implement systems strategy.

5.       Program computers.

6. Provide data center services, including maintenance and support of mainframe and distribution process hardware and software.

7.       Standard  systems  for  product   administration,   accounts   payable,
         accounting and financial reporting, human resource management and inventory control.

8.       Manage voice communication systems.

9.       Manage data communications.

10. Manage local area network, e-mail and other desktop software and systems.

11. Provide data security. RLNY shall maintain an effective disaster recovery program to recover ReliaStar Life's data in the event of the loss of the physical data center.

12.      Purchase hardware, software and supplies.

Upon termination of this Agreement, and subject to the terms (including any limitations and restrictions) of any applicable software or hardware licensing agreement then in effect between RLNY and any licensor, RLNY shall grant to ReliaStar Life a license for any software developed or used by RLNY in connection with the services provided to ReliaStar Life hereunder; provided, however, that such software is not commercially available, and is necessary, in ReliaStar Life's reasonable judgement, for ReliaStar Life's performance of the functions which have been provided by RLNY hereunder.




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                   B-5. SALES PROMOTION AND MARKETING SERVICES

RLNY will provide the following Sales Promotion and Marketing Services to ReliaStar Life with regard to the ReliaStar Life Products:

1. Prepare sales promotional items, advertising materials and art work, design, text and articles relevant to such work, including clerical, technical and supervisory support and related communications.

2.       Support general communications with producers.

3.       Conduct formal insurance market research.

4. Develop sales illustrations, advertising materials, and software in compliance with all applicable state laws and regulations.

5. Design and implement training programs, including product and industry developments and legal compliance.

6. Distribute to employees and/or agents underwriting guidelines, where applicable.

7. Analyze and develop compensation and benefit plans for general agents and agents.




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                                  ATTACHMENT C

                                 COST ALLOCATION


Services performed under this Management Services Agreement shall be performed for the costs set forth as follows:

     A. Direct costs incurred by the Providing Party in providing the Services and the cost of materials purchased for the benefit of the Requesting Party shall be reimbursed by the Requesting Party at such cost.

     B. Costs incurred by the Providing Party service areas, which allocate cost among the various users of such services in proportion to the services actually rendered to each user, shall be determined monthly by the appropriate Providing Party servicing unit based on the assessment of a mutually agreed upon operational or maintenance servicing unit cost multiplied by the number of hours billed to, or the volume of activity incurred by, the Providing Party service areas. Such costs shall be reimbursed by the Requesting Party during the month for Services rendered.

The determination of charges hereunder by the Providing Party shall be presented to the Requesting Party, and if the Requesting Party objects to any such determination, it shall so advise the Providing Party within thirty (30) days of receipt of notice of said determination. Unless the parties can reconcile any such objection, they shall agree to the selection of a firm of independent certified public accountants which shall determine the charges properly allocable to the Requesting Party and shall, within a reasonable time, submit such determination, together with the basis therefor, in writing to the Providing Party and the Requesting Party, whereupon such determination shall be binding. The expenses of such a determination by a firm of independent certified accountants shall be borne equally by ReliaStar Life and RLNY.

Each party shall from time to time perform cost analyses to determine, as closely as possible, the actual cost of services rendered and facilities made available pursuant to this Management Services Agreement. Each party shall forward to the other information developed by these analyses, and such information shall be used to develop bases for the distribution of expenses which more currently reflect actual costs incurred.






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